Exhibit 99.1

Beneficial Mutual Bancorp Investor Presentation Fourth Quarter & Year-Ended December 31, 2010

1 SAFE HARBOR STATEMENT This presentation may contain projections and other "forward-looking statements" within the meaning of the federal securities laws. These statements are not historical facts, rather statements based on the current expectations of Beneficial Mutual Bancorp, Inc. (the "Company") regarding its business strategies, intended results and future performance. Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions. Management's ability to predict results or the effect of future plans or strategies is inherently uncertain. Factors that could affect actual results include interest rate trends, the general economic climate in the market area in which the Company operates, as well as nationwide, the Company's ability to control costs and expenses, competitive products and pricing, loan delinquency rates, changes in federal and state legislation and regulation and other factors that may be described in the Company's filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other required filings. These factors should be considered in evaluating the forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statements. This presentation includes interim and unaudited financials, which are subject to further review by the Company's independent accountants.

2 Company Snapshot Founded in 1853 Oldest and largest bank headquartered in Philadelphia 4th largest publicly traded mutual holding company

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4 PRESENTATION TOPICS Focus/Marketplace/Opportunities Credit Picture Financial Performance

5 CURRENT FOCUS Capital Strength Maintain strong capital levels to allow strategic flexibility Continue fundamental organic growth Active balance sheet management Opportunistic acquisition strategy Improved Profitability Focused on operating efficiency, cost structure, balance sheet mix, and loan and deposit pricing Developing and growing fee based businesses - insurance and wealth management Growing small business banking portfolio

6 CURRENT FOCUS Relationship banking & focused deposit gathering Align our products and services to our customer's needs FinanceWorks BankThanks Reward Program Mobile Banking Drive core business growth Development of alternative delivery channels Enhanced credit risk management in a challenging environment Maintaining prudent underwriting standards Continue credit and loss prevention discipline Maximize recovery of workout loans

7 OUR MARKET - GREATER PHILADELPHIA AREA We operate in a dynamic medium between regional and super regional competitors, and local community banks Large enough to compete with the largest financial institutions There are 121 banking institutions in the Philadelphia metro area including Beneficial 88 of these institutions have less than 10 branch locations Only 10 of these institutions have more than 50 branch locations Beneficial is positioned to take advantage of marketplace consolidation Source: SNL Interactive

8 OUR MARKET - GREATER PHILADELPHIA AREA 5th largest metropolitan region in the U.S. 92 colleges and universities Median household income of $65k versus national media of $54k 65 branches (37 in PA, 28 in NJ) Population of 5.9 million Sources: U.S. Census Bureau, SNL Interactive

9 OUR PRESENCE & MARKET OPPORTUNITY #1 Ranked Thrift and #9 Overall in Philadelphia MSA vs. #11 in 2009 Still have opportunities for growth in our marketplace Source: SNL Interactive

10 2010 SUMMARY Total assets increased $256.1 million or 5.5% to $4.9 billion as compared to 12/31/2009 Total deposits increased $433.1 million or 12.3% to $3.9 billion as compared to 12/31/2009 Recorded a loan loss provision of $70.2 million during 2010 compared to $15.7 million during 2009 2010 loan loss provision was primarily driven by $51.1 million provision recorded in Q310 to address collateral deficiencies in all of our classified loans past due 90 days Although still elevated, provision reduced to $8 million in Q410

11 2010 SUMMARY NIM increased 4 bps to 3.32% (includes 6 bps impact from interest reversal for classified loans) at 12/31/2010 (year- to-date) as compared to 12/31/2009 ALLL as a percentage of total loans outstanding was remained consistent with 12/31/2009 at 1.6%, and NPAs decreased $22.5 million to $140.4 million or 13.8% as compared to 12/31/2009 Capital levels remained strong with Tangible Common Equity/Tangible Assets at 10.16%

12 PRESENTATION TOPICS Focus/Marketplace/Opportunities Credit Picture Financial Performance

13 2010 DEVELOPMENTS We experienced significant declines in updated appraised collateral values for a number of large commercial real estate loans Delays in other repayment sources for a number of large loans A number of classified commercial loans previously performing went delinquent or defaulted during the third quarter of 2010

14 ECONOMIC CONDITIONS Expect recovery to be slow and occur over a longer period of time Real estate values will continue to be under pressure Prolonged slowdown in commercial real estate development will limit traditional refinance and repayment sources

15 2010 IMPACT Recast and strengthened the balance sheet in Q310 Charged-off the collateral deficiency for the entire population of classified loans once they are 90 days delinquent Re-built the ALLL to address any further credit issues Resulted in large net loss for Q310 Marked the entire classified loan portfolio past due 90 days to be carried at its estimated market value Better positioned to be able to strategically allocate capital in the future Charging off all collateral deficiencies once a loan is 90 days past due

16 COMMERCIAL CLASSIFIED LOANS The classified loan balance declined by $16.5 million during 2010 primarily due to charge-offs and has remained stable in Q410 $s in 000s $s in 000s

17 RESERVE COVERAGE ALLL/Total Loans See Appendix A for Peer Group List Source: SNL Interactive - most recent peer data

18 PRESENTATION TOPICS Focus/Marketplace/Opportunities Credit Picture Financial Performance

19 STATEMENT OF OPERATIONS

20 AVERAGE LOANS - YIELD Yields have decreased given a declining interest rate environment Average loan balance has grown by 50% since 2007 and has remained stable despite low commercial loan demand $s in millions

21 AVERAGE DEPOSITS - RATE Cost of deposits have been significantly reduced while deposits balances continue to grow Actively assessing and managing our deposit mix, deposit balance levels and pricing to maximize net interest margin $s in millions

22 AVERAGE BORROWINGS - RATE Cost of borrowings has declined along with underlying balances $s in millions

23 NON-INTEREST INCOME Non-interest income has grown since 2007 2010 year-to-date results comparable to prior year despite third quarter impact of REG E Non-Interest Income ($ in millions)

24 EFFICIENCY RATIO Efficiency ratio has declined from prior year Focused on further improving operating efficiency

25 LOAN COMPOSITION Total Loans = $2.8 billion $s in millions

26 DEPOSIT BALANCE GROWTH TRENDS Core deposits have consistently grown over the past 4 years and costlier time deposits have decreased Core deposits includes all checking, savings and money market customer deposit accounts Ending balance (millions) Core Deposits vs. Time Deposits

27 DEPOSIT COMPOSITION Total Deposits = $3.9 billion Total Core Deposits = $3.1 billion (78%)

28 CAPITAL LEVELS REMAIN STRONG Tangible Common Equity/Tangible Asset ratio remains strong at 10.16% and Tier 1 RBC is well above well-capitalized requirement Tier 1 Risk Based Capital (Bank) Well- Capitalized: 6% Excess Capital $165 Mil $269 Mil See Appendix A for Peer Group List Source: SNL Interactive - most recent peer data TCE/TCA (Holding Co.) TCE/TCA (Holding Co.) $267 Mil $165 Mil % % % %

29 CAPITAL LEVELS REMAIN STRONG Leverage and Total Risk-Based Capital Ratios also well above well- capitalized requirement $276 Mil $193 Mil Total Risk Based Capital (Bank) See Appendix A for Peer Group List Source: SNL Interactive - most recent peer data Excess Capital Tier 1 Leverage (Bank) $189 Mil $243 Mil Well- Capitalized: 5% Excess Capital Well- Capitalized: 10% $276 Mil $191 Mil % % % %

30 LIQUIDITY REMAINS STRONG Liquidity remains strong with a Loans/Deposit ratio of 70% & Borrowings/Assets ratio of 5.35% at the Bank $90.3 million of cash and overnight investments $1.045 billion of available borrowing capacity from the FHLB of Pittsburgh and the Federal Reserve Borrowings/Assets Ratio (Bank) Loan/Deposit Ratio (Bank) See Appendix A for Peer Group List Source: SNL Interactive - most recent peer data

31 2010 STOCK REPURCHASES We began purchasing shares in June 2010 Stock closed at $9.13 a share on January 25, 2011 which was 6% higher than our average repurchase price Will continue to evaluate repurchase based on future stock price

32 Appendix A - Peer Group List New Alliance Bank Sun National Bank Northwest Savings Bank Hudson Valley Bank First Commonwealth Bank Dime Savings Bank Provident Bank (NJ) TrustCo Bank Investors Savings Bank Wilmington Savings Fund Society, FSB National Penn Bank Provident Bank (NY) NBT Bank, N.A. Flushing Savings Bank, FSB Community Bank, N.A. Kearney Federal Savings Bank S&T Bank Parkvale Savings Bank

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